POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign one or more Registration Statements under the Securities Act of 1933 to be filed by Con Edison with the Securities and Exchange Commission with respect to not to exceed $731 million of debt, equity or other securities and exchange offers relating to such securities, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 2nd day of April 2004.




                                                Vincent A. Calarco
                                                Vincent A. Calarco

                                POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign one or more Registration Statements under the Securities Act of 1933 to be filed by Con Edison with the Securities and Exchange Commission with respect to not to exceed $731 million of debt, equity or other securities and exchange offers relating to such securities, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 1st day of April 2004.




                                                George Campbell, Jr.
                                                George Campbell, Jr.

                                POWER OF ATTORNEY




The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign one or more Registration Statements under the Securities Act of 1933 to be filed by Con Edison with the Securities and Exchange Commission with respect to not to exceed $731 million of debt, equity or other securities and exchange offers relating to such securities, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 1st day of April 2004.




                                                Gordon J. Davis
                                                Gordon J. Davis

                                POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign one or more Registration Statements under the Securities Act of 1933 to be filed by Con Edison with the Securities and Exchange Commission with respect to not to exceed $731 million of debt, equity or other securities and exchange offers relating to such securities, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 31st day of March 2004.




                                                Michael J. Del Giudice
                                                Michael J. Del Giudice

                                POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign one or more Registration Statements under the Securities Act of 1933 to be filed by Con Edison with the Securities and Exchange Commission with respect to not to exceed $731 million of debt, equity or other securities and exchange offers relating to such securities, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 31st day of March 2004.



                                                Joan S. Freilich
                                                Joan S. Freilich

                                POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign one or more Registration Statements under the Securities Act of 1933 to be filed by Con Edison with the Securities and Exchange Commission with respect to not to exceed $731 million of debt, equity or other securities and exchange offers relating to such securities, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 31st day of March 2004.


                                                Ellen V. Futter
                                                Ellen V. Futter

                                POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign one or more Registration Statements under the Securities Act of 1933 to be filed by Con Edison with the Securities and Exchange Commission with respect to not to exceed $731 million of debt, equity or other securities and exchange offers relating to such securities, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 31st day of March 2004.



                                                Sally Hernandez-Pinero
                                                Sally Hernandez-Pinero

                                POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign one or more Registration Statements under the Securities Act of 1933 to be filed by Con Edison with the Securities and Exchange Commission with respect to not to exceed $731 million of debt, equity or other securities and exchange offers relating to such securities, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 31st day of March 2004.



                                                Peter W. Likins
                                                Peter W. Likins

                                POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign one or more Registration Statements under the Securities Act of 1933 to be filed by Con Edison with the Securities and Exchange Commission with respect to not to exceed $731 million of debt, equity or other securities and exchange offers relating to such securities, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 5th day of April 2004.



                                                Eugene R. McGrath
                                                Eugene R. McGrath

                                POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign one or more Registration Statements under the Securities Act of 1933 to be filed by Con Edison with the Securities and Exchange Commission with respect to not to exceed $731 million of debt, equity or other securities and exchange offers relating to such securities, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 2nd day of April 2004.




                                                Edward Rasmussen
                                                Edward Rasmussen

                                POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign one or more Registration Statements under the Securities Act of 1933 to be filed by Con Edison with the Securities and Exchange Commission with respect to not to exceed $731 million of debt, equity or other securities and exchange offers relating to such securities, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 2nd day of April 2004.



                                                Frederic V. Salerno
                                                Frederic V. Salerno

                                POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign one or more Registration Statements under the Securities Act of 1933 to be filed by Con Edison with the Securities and Exchange Commission with respect to not to exceed $731 million of debt, equity or other securities and exchange offers relating to such securities, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 1st day of April 2004.




                                                Richard A. Voell
                                                Richard A. Voell

                                POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign one or more Registration Statements under the Securities Act of 1933 to be filed by Con Edison with the Securities and Exchange Commission with respect to not to exceed $731 million of debt, equity or other securities and exchange offers relating to such securities, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 1st day of April 2004.



                                                Stephen R. Volk
                                                Stephen R. Volk